SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) November 4, 2002

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-9147	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Services (UK) Limited 150 Buckingham Palace Road London, England	SW1W 9TR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (44) 207 808 4700

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
CanArgo Press Release Dated November 4, 2002

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated November 4, 2002.

Item 9.	Regulation FD Disclosure.

Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated November 4, 2002. The Press Release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2002	CANARGO ENERGY CORPORATION By: /s/ Liz Landles

Liz Landles, Corporate Secretary